Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P., Deerfield International Limited

Address: Deerfield Capital, L.P., Deerfield Management Company, L.P, Deerfield Partners,
                                    L.P.:
                                    780 Third Avenue, 37th
                                    Floor New York, NY 10017

                                    Deerfield International Limited:
                                    c/o Hemisphere Management (B.V.I.) Limited
                                    Bison Court, Columbus Centre, P.O. Box 3460
                                    Road Town, Tortola
                                    British Virgin Islands

Designated Filer:                   James E. Flynn

Issuer and Ticker Symbol:           Arena Pharmaceuticals Inc. (ARNA)

Date of Event Requiring the
Filing of This Statement:           October 15, 2007

The undersigned, Deerfield Capital, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P. and Deerfield International Limited are jointly filing the attached Initial Statement of Beneficial Ownership on Form 3 with James E. Flynn with respect to the beneficial ownership of securities Arena Pharmaceuticals Inc.

Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------
    Darren Levine, Authorized Signatory